	Summary Prospectus	Ticker Symbols

Total Return Fund	January 31, 2014	Class A: FITRX
Class B: FBTRX
Advisor Class: FITUX
	Supplemented as of February 21, 2014	Institutional Class: FITVX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at www.firstinvestors.com/prospectuses.  You can also get this information at no cost by calling 1 (800) 423-4026 or by sending an e-mail request to admcust@firstinvestors.com.  The Fund’s prospectus and SAI, both dated January 31, 2014, as each may be amended or supplemented, and the financial statements included in the Fund’s annual report to shareholders, dated September 30, 2013, are all incorporated by reference into this Summary Prospectus.

Investment Objective:  The Fund seeks high, long-term total investment return consistent with moderate investment risk.

Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $100,000 in certain classes of shares of First Investors Funds.  More information about these and other discounts is available from your financial representative and in “Are sales charge discounts and waivers available” on page 142 of the Fund’s prospectus and in “Additional Information About Sales Charge Discounts and Waivers” on page II-54 of the Fund’s SAI.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Advisor Class	Institutional Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	1.00%	4.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A1	Class B1	Advisor Class2	Institutional Class2
Management Fees	0.72%	0.72%	0.72%	0.72%
Distribution and Service (12b-1) Fees	0.30%	1.00%	0.00%	0.00%
Other Expenses	0.22%	0.30%	4.01%	3.64%
Total Annual Fund Operating Expenses	1.24%	2.02%	4.73%	4.36%
Fee Waiver and/or Expense Reimbursement3	----	----	3.75%	3.53%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.24%	2.02%	0.98%	0.83%
1. The expense information in the table has been restated to reflect a revised allocation of expenses between the Fund’s share classes and that, as of April 1, 2013, the Fund no longer paid annual custodial fees.
2. Expenses are based on estimated expenses expected to be incurred for the fiscal year ending September 30, 2014.
3. The transfer agent has contractually agreed to limit transfer agency expenses of the Advisor and Institutional Class shares of the Fund until at least January 31, 2015, to the extent that transfer agency expenses exceed 0.20% for Advisor Class shares and 0.05% for Institutional Class shares.  The transfer agent can be reimbursed by the Fund within three years after the date the expense limitation has been made, provided that such repayment does not cause the transfer agency expenses of the Fund’s Advisor Class and Institutional Class shares to exceed the foregoing limits.  The expense limitation may be terminated or amended prior to January 31, 2015 with the approval of the Fund’s Board of Trustees.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods and reflects conversion of Class B to Class A after eight years.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver/expense reimbursement arrangement for Advisor and Institutional Class shares through January 31, 2015).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A shares	$694	$946	$1,217	$1,989
Class B shares	$605	$934	$1,288	$2,147
Advisor Class shares	$100	$312	$542	$1,201
Institutional Class shares	$85	$265	$460	$1,025

You would pay the following expenses if you did not redeem your shares:
	1 year	3 years	5 years	10 years
Class A shares	$694	$946	$1,217	$1,989
Class B shares	$205	$634	$1,088	$2,147
Advisor Class shares	$100	$312	$542	$1,201
Institutional Class shares	$85	$265	$460	$1,025

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its whole portfolio.

Principal Investment Strategies:  The Fund allocates its assets among stocks, bonds and money market instruments.  While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks and at least 35% in bonds, cash and money market instruments.  The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund’s portfolio managers.

Once the asset allocation for stocks, bonds and money market instruments has been set, the Fund uses fundamental research and analysis to determine which particular investments to purchase or sell.

The Fund’s investments in stocks are normally diversified among common stocks of large-, mid- and small-size companies that offer the potential for capital growth, current income, or both.  In selecting stocks, the Fund considers, among other things, the issuer’s financial strength, management, earnings growth potential and history (if any) of paying dividends.

The Fund’s investments in bonds are normally diversified among different types of bonds and other debt securities, including corporate bonds, U.S. Government securities and mortgage-backed securities.  The Fund selects bonds by first considering the outlook for the economy and interest rates, and thereafter, a particular security’s characteristics. The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

The Fund may sell a security if it becomes fully valued, its fundamentals have deteriorated, alternative investments become more attractive or if it is necessary to rebalance the portfolio.

Principal Risks:  You can lose money by investing in the Fund.  The Fund is intended for investors who:

■           Are seeking total return,

■           Want an investment that provides diversification among different asset classes,

■           Are willing to accept a moderate degree of investment risk, and

■           Have a long-term investment horizon and are able to ride out market cycles.

Here are the principal risks of investing in the Fund:

Market Risk.  Stock prices may decline over short or even extended periods not only because of company-specific developments, but also due to an economic downturn, adverse political or regulatory developments, a change in interest rates or a change in investor sentiment.  Similarly, bond prices fluctuate in value with changes in interest rates, the economy and the financial conditions of companies that issue them.

Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult for the Fund to sell mid-to-small-size company stocks at reasonable prices.

Interest Rate Risk.  In general, when interest rates rise, the market value of a debt security declines, and when interest rates decline, the market value of a debt security increases.  Securities with longer maturities are generally more sensitive to interest rate changes.

Credit Risk.  This is the risk that an issuer of bonds and other debt securities will be unable to pay interest or principal when due.  The prices of bonds and other debt securities are affected by the credit quality of the issuer and, in the case of mortgage-backed securities, the credit quality of the underlying mortgages.  Credit risk also applies to securities issued or guaranteed by U.S. Government-sponsored enterprises that are not backed by the full faith and credit of the U.S. Government.

Prepayment and Extension Risk.  The Fund is subject to prepayment and extension risk since it invests in mortgage-backed securities.  When interest rates decline, borrowers tend to refinance their mortgages.  When this occurs, the mortgages that back these securities suffer a higher rate of prepayment.  This could cause a decrease in the Fund’s income and share price.  Extension risk is the flip side of prepayment risk.  When interest rates rise, the Fund’s average maturity may lengthen due to a drop in prepayments.  This will generally increase both the Fund’s sensitivity to rising interest rates and its potential for price declines.

Allocation Risk.  The Fund may allocate assets to investment classes that underperform other classes.  For example, the Fund may be overweighted in stocks when the stock market is falling and the bond market is rising.

Derivatives Risk. Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used. Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs. Derivatives may be difficult to sell, unwind, or value.

Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet the portfolio manager’s expectations.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year for Class A shares.  The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare to those of a broad measure of market performance.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available by visiting www.firstinvestors.com or by calling 1 (800) 423-4026.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 11.16% (for the quarter ended June 30, 2009) and the lowest quarterly return was
-11.40% (for the quarter ended December 31, 2008).

Average Annual Total Returns For Periods Ended December 31, 2013*
	1 Year	5 Years	10 Years
Class A Shares
(Return Before Taxes)	13.25%	12.32%	6.19%
(Return After Taxes on Distributions)	11.95%	11.51%	5.45%
(Return After Taxes on Distributions and Sale of Fund Shares)	8.01%	9.49%	4.68%
Class B Shares
(Return Before Taxes)	15.25%	12.61%	6.14%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.38%	17.91%	7.39%
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index (reflects no deduction for fees, expenses or taxes)	-2.34%	4.27%	4.58%
* No performance information is presented for Advisor Class and Institutional Class shares because these share classes have not been in existence for a full calendar year.

The after-tax returns are shown only for Class A shares and are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser:  First Investors Management Company, Inc. is the Fund’s investment adviser.

Portfolio Manager:  The Fund is managed by Edwin D. Miska, Director of Equities and Clark D. Wagner, Director of Fixed Income.  Mr. Miska has served as Portfolio Manager of the Fund since 2002 and Mr. Wagner has served as Portfolio Manager of the Fund since 2001.

Purchase and Sale of Fund Shares:  You may purchase or redeem shares of the Fund on any business day by: contacting your financial intermediary in accordance with its policies; writing to the Fund’s transfer agent at the following address: Administrative Data Management Corp., Raritan Plaza I, Edison, NJ 08837; or calling the Fund’s transfer agent at 1 (800) 423-4026.  The minimum initial purchase for Class A shares, Class B shares and Advisor Class shares is $1,000.  The minimum initial purchase for Institutional Class shares is $2,000,000.  The minimum initial purchase is reduced for certain types of accounts and also for accounts that are eligible to be opened under a systematic investment plan.  Subsequent investments can be made in any U.S. dollar amount.

Tax Information:  The Fund’s distributions are generally taxable, and will be taxed to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case the withdrawal of your investment from a tax-deferred account may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries:  The Fund is primarily sold to retail investors through its principal underwriter, First Investors Corporation (“FIC”), which is an affiliate of the Fund’s adviser, and both are subsidiaries of the same holding company.  FIC pays its representatives a higher level of compensation for selling First Investors Funds than for selling other funds.  The Fund also may be sold through unaffiliated broker-dealers and other financial intermediaries, which receive compensation for selling First Investors Funds.  These payments may create a conflict of interest by influencing representatives, broker-dealers or other financial intermediaries to recommend First Investors Funds over other funds.  For more information ask your representative or your financial intermediary, see the Fund’s Statement of Additional Information or visit First Investors’ or your financial intermediary’s website.

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